UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2010

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 5, 2010, Computer Software Innovations, Inc. (the “Company”) entered into a Modification Agreement (the “Modification Agreement”) and an Amended and Restated Commercial Promissory Note in the amount of $1,112,827.00 (the “Amended and Restated Note”, collectively with the Modification Agreement referred to herein as the “New Equipment Arrangement”) with RBC Bank (USA) (the “Bank”).

The New Equipment Arrangement amends that certain agreement entered into by the Company on February 14, 2006 with the Bank for a forty-two month equipment term loan of $400,000 at a fixed rate of 7.5% per year (the “Equipment Facility”). The Equipment Facility was and is collateralized by substantially all of the assets of the Company. It is used periodically to refinance the Company’s capital expenditures initially financed through its bank credit facility. On January 2, 2007, the Company entered into a modification of the Equipment Facility, whereby the equipment loan was increased to $800,000 with interest at 7.85% per annum. Following such modification, principal and interest were payable in thirty-six consecutive monthly payments of $25,015 continuing until January 1, 2010. The Equipment Facility was also modified on November 14, 2008. Pursuant to that modification, the equipment loan was increased to $1.0 million, and bore interest at 30-day LIBOR plus 250 basis points. Principal and interest were payable in twenty-four consecutive monthly payments of principal and interest of $40,000 continuing until November 15, 2010.

On November 5, 2010, the Equipment Facility was again modified, increasing the loan by $1.0 million to $1,112,827.00, under the same payment and other terms as with its previous modification. The purpose of the New Equipment Arrangement is to refinance the Company’s most recent capital expenditures initially financed through its bank credit facility and improve its availability under its bank credit facility for working capital purposes. The Amended and Restated Note is subject to acceleration upon default pursuant to the terms of the Second Amended and Restated Loan and Security Agreement dated September 14, 2007, as amended. Those terms have been previously disclosed in Note 8 to the audited consolidated financial statements for the years ended December 31, 2009 and 2008 in the Company’s Form 10-K dated December 31, 2009, and are incorporated herein by reference.

The Amended and Restated Note and the Modification Agreement are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1*	Amended and Restated Commercial Promissory Note in the amount of $1,112,827.00 dated November 5, 2010 from the Company payable to RBC Bank (USA)

10.2*	Modification Agreement dated November 5, 2010 between the Company and RBC Bank (USA)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David B. Dechant
David B. Dechant
Chief Financial Officer

Dated: November 12, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Amended and Restated Commercial Promissory Note in the amount of $1,112,827.00 dated November 5, 2010 from the Company payable to RBC Bank (USA)

10.2*	Modification Agreement dated November 5, 2010 between the Company and RBC Bank (USA)

*	Filed herewith.